4,300,000 Shares

                        Pride Petroleum Services, Inc.

                                 Common Stock

                            UNDERWRITING AGREEMENT

                                                                     May 1, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
JEFFERIES & COMPANY, INC.
ROBERT W. BAIRD & CO. INCORPORATED
MORGAN KEEGAN & COMPANY, INC.
SIMMONS & COMPANY INTERNATIONAL
SOUTHCOAST CAPITAL CORPORATION
  As representatives (the "Representatives") of the
    several underwriters
    named in Schedule I hereto
  140 Broadway
  New York, New York  10005

Ladies and Gentlemen:

      Pride Petroleum Services, Inc., a Louisiana corporation (the "COMPANY"), confirms its agreement with the several underwriters listed in Schedule I hereto (the "UNDERWRITERS") as follows.

      1. THE SHARES. Subject to the terms and conditions herein set forth, the Company proposes to issue and sell 4,300,000 shares of its common stock, no par value, (the "FIRM SHARES") to the Underwriters. The Company also proposes to issue and sell to the several Underwriters not more than 645,000 additional shares of its common stock, no par value, (the "ADDITIONAL SHARES") if requested by the Underwriters as provided in Section 3 hereof. The Firm Shares and the Additional Shares are herein collectively called the "Shares". The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

      2. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3, including a base prospectus relating to the Shares and certain other securities. The registration statement as amended at the time when it became effective on April 4, 1997, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the base prospectus dated April 4, 1997, as supplemented by the prospectus supplement relating to the Shares in the form first used to confirm sales of Shares is hereinafter referred as the Prospectus. Any reference in this Agreement to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus.

      3. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $16.19 (the "PURCHASE PRICE") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 645,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

      The Company hereby agrees, and, concurrently with the execution of this Agreement, shall deliver a letter executed by each of the current directors and executive officers of the Company pursuant to which such directors and executive officers agree that, for a period of 90 days after the date of the Prospectus, without the prior written consent of DLJ on behalf of the Representatives, neither the Company, nor such directors and executive officers, will, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any shares of common stock of the Company (the "COMMON STOCK"), or any securities convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire, Common Stock or enter into any agreement to do any of the foregoing, except pursuant to this Agreement. Notwithstanding the foregoing, during such period (x) the Company may grant stock options pursuant to the Company's currently existing stock option plans, and (y) the directors, officers and other stockholders subject to such agreements may transfer or otherwise dispose of shares of Common Stock pursuant to BONA FIDE gifts, provided that, prior to any such transfers or dispositions referred to in this clause (y), the transferee delivers to DLJ, on behalf of the Underwriters, a written agreement pursuant to which such transferee agrees to be bound by the terms of such agreement as if a signatory thereto.

      4. TERMS OF THE PUBLIC OFFERING. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

      5. DELIVERY AND PAYMENT. Payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third business day (or fourth business day if permitted by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (the "EXCHANGE ACT")) (such time and date being referred to as the "CLOSING DATE") following the initial public offering of the Firm Shares as advised by you to the Company, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

            Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "OPTION CLOSING DATE"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

            Unless otherwise directed by you, payment of the Purchase Price shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to you for the respective accounts of the several Underwriters of the Shares. Unless you direct that the Shares will be issued in book-entry form, Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor. If the Shares will be issued in book-entry form, the Company shall deposit the global certificate representing the Shares with the Depository Trust Company ("DTC"), or its designated custodian at the Closing Date, and the Company will deliver such global certificate to the several Underwriters by causing DTC to credit the Shares to the respective accounts of the Underwriters at DTC.

      6.    AGREEMENTS OF THE COMPANY.  The Company agrees with you that:

            (a) It will, if necessary or required by law, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

            (b) It will advise you promptly and, if requested by you, confirm such advice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmission to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus and to furnish you with copies thereof, (iii) of the receipt of any comments from the Commission that relate to the Registration Statement or requests by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (v) of the happening of any event during the period referred to in paragraph (e) below which makes any Statement of a material fact made in the Registration Statement (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, the Company shall, if reasonably requested by you, use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (c) It will furnish to the Underwriters without charge two (2) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith or incorporated by reference therein, and will furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (d) It will not file any amendment to the Registration Statement, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy prior to the filing or making thereof or to which you shall reasonably object; and it will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or any amendment or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

            (e) For such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by an Underwriter or a dealer, it will furnish to each Underwriter and dealer without charge as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request for the purposes contemplated by the Act.

            (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act, it will, as promptly as practicable, prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and so that the Prospectus and will comply with the Act, and will furnish to each Underwriter and to such dealers as you shall specify without charge such number of copies thereof as such Underwriter and such dealers may reasonably request.

            (g) Prior to any public offering of the Shares, it will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company will continue such qualification in effect so long as required by law for distribution of the Shares and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided, that the Company shall not be obligated to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject).

            (h) It will make generally available to its security holders as soon as reasonably practicable a consolidated earnings statement covering a period of at least twelve months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

            (i) It will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), to cause the Shares to be registered pursuant thereto.

            (j) During the period of five years after the date of this Agreement, to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of its Common Stock or filed with the Commission and such other publicly available information concerning the Company and its Subsidiaries as you may reasonably request.

            (k) It will use the proceeds from the sale of the Shares in the manner described in the Prospectus under the Caption "Use of Proceeds."

            (l) It has not taken and will not take, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in stabilization or manipulation of the market price of the Common Stock to facilitate the sale or resale of the Shares.

            (m) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date or any Option Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

            (n) To use its best efforts to maintain the inclusion of such Common Stock in the NASDAQ National Market System (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

      7. PAYMENT OF EXPENSES. The Company agrees with you that whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Company will pay and be responsible for all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph 6(e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph
(e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") National Market System and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold.

      8. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to each Underwriter that:

                  (i) The Registration Statement has become effective and at the date of the Prospectus (if different), including at the date of any post-effective amendment or supplement, the Registration Statement will comply in all material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus (and any supplements or amendments thereto) will at all such times comply in all material respects with the provisions of the Act and will not at any such time contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph 8(i) shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to any of them) based upon and conforming with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Company acknowledges for all purposes under this Agreement (including this paragraph and Section 9 hereof) that the statements set forth in the first (including the table), second and final paragraphs of the section entitled "Underwriting" in the Prospectus constitute the only written information furnished to the Company by or on behalf of the Underwriters for use in the Registration Statement or the Prospectus or any preliminary prospectus (or any amendment or supplement to any of them) and that the Underwriters shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than the Underwriters. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not described and filed as required.

                  (ii) The documents incorporated by reference in the Registration Statement or and the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they became effective or at the time they were filed with the Commission, or to the extent such documents were subsequently amended prior to the date hereof, at the time so amended, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Prospectus do not and will not on the date hereof and at the Closing Date and the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (iii) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or 430A under the Act, complied when so filed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) Each "significant subsidiary" (as such term is defined in Regulation S-X under the Exchange Act) of the Company is listed on Exhibit 21 to the Annual Report on Form 10-K of the Company for the year ended December 31, 1996 or is described in the Registration Statement as having been acquired after December 31, 1996. The Company and each of its the subsidiaries listed on Schedule II hereto (the "SUBSIDIARIES") has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power and authority to carry on its business as it is currently being conducted (and, in the case of the Company, to authorize the offering of the Shares and to issue, sell and deliver the Shares), and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect (as defined below).

                  (v) All of the issued and outstanding shares of capital stock of each of the Subsidiaries has been duly authorized and validly issued and are owned directly or indirectly by the Company, subject to such minimum minority ownership interests in the non-U.S. Subsidiaries as may be required under applicable law. All such shares are fully paid and nonassessable, and, except as disclosed in the Prospectus, are owned by the Company free and clear of any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interests in, any Subsidiary.

                  (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization"; all the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights; except as disclosed in the Prospectus, there are no outstanding (a) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (b) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (c) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options; all offers and sales of the Company's capital stock by the Company prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws; the capital stock of the Company, including the Common Stock, conforms in all material respects to all statements relating thereto in the Prospectus and the Registration Statement.

                  (vii) Neither the Company nor any Subsidiary is in violation of or in default under (a) its charter or bylaws or (b) any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject, which could reasonably be expected to have a material adverse effect, singly or in the aggregate, on the business, results of operations, financial condition or business affairs, of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). No contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

                  (viii)This Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto).

                  (ix) The execution and delivery of this Agreement and the issuance and sale of the Shares, the performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except for such consents as have been obtained and except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, (A) the charter or bylaws of the Company or any Subsidiary, (B) any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any Subsidiary is a party or by which any of them is bound, or to which any of the property or assets of the Company or any Subsidiary is subject, which could reasonably be expected to have a Material Adverse Effect, (C) any order of any court or governmental agency or authority entered in any proceeding to which the Company or any Subsidiary is a party or by which any of them is bound, or (D) violate or conflict with any applicable foreign, Federal, state or local law, rule, administrative regulation or ordinance or administrative or court decree applicable to the Company or any Subsidiary or any of its their respective property.

                  (x) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body pending against the Company or any of its Subsidiaries that is required to be disclosed in the Registration Statement or the Prospectus, or which could reasonably be expected to have a Material Adverse Effect, or materially and adversely affect the performance of the Company's obligations pursuant to this Agreement and, to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No action has been taken with respect to the Company or any Subsidiary, and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency and no injunction, restraining order or other order of any court of competent jurisdiction has been issued with respect to the Company or any Subsidiary that prevents the issuance of the Shares, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or the Prospectus or prevents or suspends the sale of the Shares in any of the jurisdictions that you may have specified pursuant to Section 6(g) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official (domestic or foreign), is pending against or, to the knowledge of the Company, threatened against, the Company or any Subsidiary that, if adversely determined, could reasonably be expected to
      (a) interfere with or adversely affect the issuance of the Shares or (b) in any manner invalidate this Agreement; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information to be included in the Registration Statement or the Prospectus or otherwise has been complied with in all material respects.

                  (xi) Coopers & Lybrand L.L.P., the firm of accountants that has certified the applicable consolidated financial statements and supporting schedules of the Company filed with the Commission as part of or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the

      Company and the Subsidiaries, as required by the Act. Ernst & Young Audit, Price Waterhouse and Pistrelli, Diaz & Associados are independent public accountants with respect to certain Subsidiaries of the Company. The consolidated financial statements, together with related schedules and notes, set forth or incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act. Such financial statements fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP"), except as otherwise expressly stated therein, as consistently applied throughout such periods. The other financial and statistical information and data included or incorporated by reference in the Prospectus and in the Registration Statement, historical and PRO FORMA, are, in all material respects, accurate and prepared on a basis consistent with such financial statements and the books and records of the Company. Each of the Company and its Subsidiaries keeps books and records that fairly reflect its assets and maintains internal accounting controls which provide reasonable assurance that (a) transactions are executed in accordance with management's authorization, (b) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (c) access to the assets of the Company and each of its Subsidiaries is permitted only in accordance with management's authorization, and (d) the recorded accountability for assets of the Company and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

                  (xii) Except as disclosed in the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business that is material to the Company and the Subsidiaries, taken as a whole, and is required to be disclosed on a balance sheet in accordance with GAAP, either when considered alone or together with all other such transactions, (ii) there has been no decision or judgment in the nature of litigation adverse to the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, and (iii) there has been no material adverse change in the financial condition or in the results of operations, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole (any of the above, a "MATERIAL ADVERSE CHANGE").

                  (xiii) The Company and each of its Subsidiaries has such certificates, permits, licenses, approvals, authorizations and other rights (collectively, "PERMITS") including, without limitation, under any Environmental Laws (as defined below), issued by governmental or regulatory authorities as are, in all material respects, necessary to own, lease and operate their respective properties and to conduct their respective businesses; the Company and each of its Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any other material impairment of the rights of the holder of any such Permit; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company and its Subsidiaries considered as a whole.

                  (xiv) All material tax returns required to be filed by the Company and the Subsidiaries in every jurisdiction have been filed, other than those filings being contested in good faith, and, except as disclosed in the Prospectus, all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid.

                  (xv) Except as would not, individually or in the aggregate, have a Material Adverse Effect (a) neither the Company nor any Subsidiary is in violation of any foreign, Federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "ENVIRONMENTAL LAWS"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations; (b) neither the Company nor any Subsidiary has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future; (c) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company or any Subsidiary, now or in the past, or (y) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "ENVIRONMENTAL CLAIMS"); and (d) there are no past or present actions, activities, circumstances, conditions, events or incidents, that could form the basis of any Environmental Claim against the Company or any Subsidiary or against any person or entity whose liability for any Environmental Claim the Company or any Subsidiary has retained or assumed either contractually or by operation of law.

                  (xvi) Except as would not have a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in material violation of any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, (B) there is no unfair labor practice complaint pending against the Company or any Subsidiary or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and (C) there is no labor dispute in which the Company or any Subsidiary is involved nor, to the best knowledge of the Company, is any labor dispute imminent, other than routine disciplinary and grievance matters.

                  (xvii)Except as otherwise set forth in the Prospectus or such as would not have a Material Adverse Effect, the Company and each Subsidiary has good and marketable title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all prop erty and assets described in the Registration Statement as being owned by it. All leases to which the Company or any Subsidiary is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in a Material Adverse Effect, and the Company and each Subsidiary enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

                  (xviii) The Company and its Subsidiaries maintain what they believe to be reasonably adequate insurance coverage for those risks that the Company believes to be customarily insured against by companies in the same business.

                  (xix) Except for the Registration Rights Agreement between the Company and Ackermans & van Haaran Group and Soletanche Group, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company. No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company as part of or under the Registration Statement.

                  (xx) Neither the Company nor any Subsidiary is a party to any agreement that currently prohibits, directly or indirectly, any Subsidiary from paying any dividends to the Company, from making any other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as disclosed in the Prospectus.

                  (xxi) The Company and the Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the right of the Company and the Subsidiaries with respect to the foregoing.

                  (xxii)The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xxiii) The conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respects to the Company and the transactions contemplated by this Agreement and the Registration Statement.

                  (xxiv)To the knowledge of the Company after inquiry of its executive officers and directors, there are no direct or indirect associations or affiliations with any member of the NASD among the Company's executive officers, directors or principal stockholders, except as set forth in the Registration Statement or as otherwise disclosed to the Underwriters.

                  (xxv) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

      9.    INDEMNIFICATION.

            (a) The Company agrees to indemnify and hold harmless, (i) each of the Underwriters and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON") (any person referred to in clause (i) or (ii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel employed by any Indemnified Person in accordance with the provisions of this Section 9) directly or indirectly caused by, related to, based upon or arising out of, or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (including, in each case, any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company through the Representatives by or on behalf of any such Underwriter expressly for use therein; PROVIDED that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities, actions or expenses purchased Shares, or any controlling person of such Underwriter, if a copy of the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) had not been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of Shares to such person by such Underwriter and the untrue statement or omission (or alleged untrue statement or omission) of a material fact in such preliminary prospectus was corrected in the Prospectus (as amended or supplemented).

            (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of any liability which it may have pursuant to this Agreement, unless and only to the extent that such omission results in the loss or compromise of any material rights or defenses by the Company). Upon receiving such notice, the Company shall be entitled to participate in any such action or proceeding and to assume, at its sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person and, after written notice from the Company to such Indemnified Person of its election so to assume the defense thereof, the Company shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than reasonable costs of investigation unless (i) the Company agrees in writing to pay such fees and expenses, or (ii) the Company fails promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Company or an affiliate of the Company, and such Indemnified Person shall have been advised by counsel either (x) that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the Company or such affiliate or (y) a conflict may exist between such Indemnified Person and the Company or such affiliate (in which case, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof), it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for each such Indemnified Person. The Company shall be liable for any settlement of any such action or proceeding effected with the prior written consent of the Company, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an Indemnified Person shall have requested the indemnifying party to reimburse the Indemnified Person for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than 30 days after the receipt by such indemnifying party of the aforesaid request and
      (ii) such indemnifying party shall have failed to reimburse the Indemnified Person in accordance with such request for reimbursement (or, if within 30 days of the receipt of the aforesaid request, the indemnifying party shall have made a good faith written challenge to the reasonableness of the amount or nature of the reimbursement requested or the sufficiency of the documentation supporting the reimbursement requested (which challenge shall specifically set forth the amount or nature of the requested reimbursement which the indemnifying party in good faith believes to be unreasonable or the basis for the good faith claim as to the insufficiency of any supporting documentation), in which event this clause (ii) shall apply if then such indemnifying party shall not have reimbursed the indemnified party for the amount which is not being so challenged) prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

            (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers who sign the Registration Statement, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company and the Subsidiaries to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter that was furnished in writing by such Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus or any preliminary prospectus and only insofar as the information included in the Registration Statement, the Prospectus or any preliminary prospectus was presented therein in conformity with the information furnished by such Underwriter as provided above. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing sentence, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 9(b) above.

            (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company on the one hand or by the Underwriters on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations set forth herein of any party shall be in addition to any liability or obligation such party may otherwise have to the other.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were created as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of any damages which such Underwriter (and its related Indemnified Persons) has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective aggregate price to the public of Shares purchased by each of the Underwriters hereunder and not joint.

      10. CONDITIONS TO UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following Conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. All agreements of the Company set forth in Sections 6(a) through (g), Sections 6(i), 6(l) and 6(m), and the last paragraph of Section 3 of this Agreement that are required to be performed or complied with by the Company at or prior to the Closing Date shall have been performed or complied with by the Company at or prior to the Closing Date. The Company shall have performed or complied in all material respects with all of its agreements herein contained (other than those referenced in the immediately preceding Sentence) and required to be performed or complied with by it at or prior to the Closing Date.

            (b) (i) The Registration Statement shall be effective on the date hereof, or if a post-effective amendment is required to be filed under the Act, such post-effective amendment shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective) not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing and, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission, (ii) every request for additional information on the part of the Commission shall have been complied with in all material respects, and (iii) no stop order suspending the sale of the Shares in any jurisdiction referred to in Section 6(g) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened which would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.

            (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, whether or not arising in the ordinary course of business, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or long-term debt, or any material increase in short-term debt, of the Company or any of its Subsidiaries and (iii) the Company and its Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole and is required to be disclosed in the notes to its financial statements in accordance with GAAP and which is not so disclosed in or incorporated by reference into the Registration statement.

            (d) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company, in their capacities as officers of the Company confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 10.

            (e) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of McGlinchey Stafford, a Professional Limited Liability Company, counsel for the Company, to the effect that:

                  (i) (A) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) has the corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus;

                  (ii) the Company has the corporate power and authority to enter into and perform this Agreement and to issue, sell and deliver the Shares; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, and have been duly executed and delivered by the Company;

                  (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the "Description of Capital Stock" section of the Registration Statement and the Prospectus;

                  (iv) the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement;

                  (v) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vi) neither the issuance and sale of the Shares, nor the performance of the Company's obligations pursuant to this Agreement will
      (A) conflict with, result in a breach of, or constitute a default under the terms of any Louisiana statute, rule or regulation to which the Company or any of its properties is subject Company or (B) violate any of the provisions of the charter or by-laws of the Company as in effect on the date of the opinion;

                  (vii) the articles of incorporation and bylaws of the Company conform to the descriptions thereof contained in the Registration Statement and the Prospectus and the provisions of Louisiana law described in the Registration Statement and the Prospectus conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

            (f) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Baker & McKenzie and Brons & Salas, Venezuelan and Argentine counsel for the Company, respectively, to the effect that:

                  (i) Each of Pride International, C.A., Perforaciones Quitral-Co de Venezuela, S.A. and Pride International, S.A. (the "SOUTH AMERICAN SUBSIDIARIES") (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and (B) has the corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus;

                  (ii) each of the South American Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (iii) all of the issued and outstanding capital stock of each of the South American Subsidiaries has been duly authorized and validly issued, and is fully paid and nonassessable, and except as disclosed in the Prospectus, the shares of capital stock of each South American Subsidiary are owned directly or indirectly by the Company free and clear of any perfected security interest and, to such counsel's knowledge, any other security interests, claims, liens or encumbrances; and

                  (iv) to such counsel's knowledge, except as disclosed in the Prospectus or in this Agreement, there are no outstanding (a) securities or obligations of the any of the South American Subsidiaries convertible into or exchangeable for any capital stock of any such Subsidiary, (b) warrants, rights or options to subscribe for or purchase from any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (c) obligations of any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

            (g) You shall have received the written opinion of Jean-Marc Laveissiere, General Counsel and Secretary of Forasol S.A., addressed to the Underwriters and dated the Closing Date to the effect that:

                  (i) each of Forasol S.A., Foramer S.A. and Forinter Ltd. (the "FORASOL SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation under the laws of France, with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                  (ii) each of the Forasol Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (iii) all of the issued and outstanding capital stock of each of the Forasol Subsidiaries has been duly authorized and validly issued, and is fully paid and nonassessable, and except as disclosed in the Prospectus and such minimum minority interests as may be required by applicable French law, the shares of capital stock of each Forasol Subsidiary are owned directly or indirectly by the Company free and clear of any perfected security interest and, to such counsel's knowledge, any other security interests, claims, liens or encumbrances.

            (h) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Baker & Botts, L.L.P., counsel for the Company, to the effect that:

                  (i) to such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding (a) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (b) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable Securities or obligations, or (c) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable Securities or obligations, or any such warrants, rights or options;

                  (ii) This Agreement (assuming the due authorization, execution and delivery hereof by the Company and the valid authorization, execution and delivery by the Underwriters) is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings therefor initiated or threatened by the Commission;

                  (iv) each document previously filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, at the time it was filed or last amended (except for financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), appeared on its face to comply as to form in all material respects to the applicable requirements of the Exchange Act.

                  (v) to the knowledge of such counsel, no authorization, approval, consent or order of any court or United States Federal or State, governmental authority or agency is required to be obtained by the Company in connection with the sale by the Company of the Shares to you, except
      (a) such as have been obtained under the Act, and (b) such as may be required by one NASD or under the state securities or Blue Sky laws or regulations of any jurisdiction in the United States in connection with the purchase and distribution of the Shares by the Underwriters

                  (vi) the respective provisions of the Shares and the Indenture described in the Registration Statement and the Prospectus conform in all material respects to the respective descriptions thereof contained in the Registration statement and the Prospectus;

                  (vii) the Registration Statement, at the time it became effective, and the Prospectus, on its issue date and on the Closing Date (except, in each case, for financial statements, the notes thereto, the auditors' report thereon and related schedules and other financial, numerical, statistical or accounting data included or incorporated by reference therein or omitted therefrom, as to which no opinion need be expressed), appeared on their face to comply as to form in all material respects with the applicable requirements of the Act; to the knowledge of such counsel, there are no contracts or agreements to which the Company or any Subsidiary is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or filed or incorporated by reference as exhibits thereto;

                  (viii) neither the issuance and sale of the Shares, nor the performance of the Company's obligations pursuant to this Agreement will conflict with, result in a breach of, or constitute a default under (A) the terms of any indenture or other agreement or instruments and to which the Company or any subsidiary is a party or bound which is material to the Company and its Subsidiaries considered as a whole and of which such counsel has knowledge, (B) any statute, rule or regulation to which the Company or any Subsidiary is a party or by which any of them is bound, or to which any of the properties of the Company or any Subsidiary is subject, or (C) any order of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties of which such counsel has knowledge;

                  (ix) to the knowledge of such counsel, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary or to which any of their respective property is subject of a character required to be disclosed in the Registration Statement which is not disclosed in the Prospectus;

                  (x) the Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (xi) to the knowledge of such counsel, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company as part of or under the Registration statement;

            (i) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing, of Robert W. Randall, General Counsel of the Company, to the effect that:

                  (i) each of the Subsidiaries that has been organized under the laws of a state of the United States (the "U.S. SUBSIDIARIES") has been duly organized and is validly existing as corporations in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own and lease its properties and to conduct its business as described in the Prospectus;

                  (ii) the Company and each of the U. S. Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (iii) all of the issued and outstanding capital stock of each of the U. S. Subsidiaries has been duly authorized and validly issued, and is fully paid and nonassessable, and except as disclosed in the Prospectus, the shares of capital stock of each U.S. Subsidiary are owned directly or indirectly by the Company free and clear of any perfected security interest and, to such counsel's knowledge, any other security interests, claims, liens or encumbrances;

                  (iv) to such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding (a) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (b) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable Securities or obligations, or (c) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable Securities or obligations, or any such warrants, rights or options;

                  (v) neither the issuance and sale of the Shares, nor the performance of the Company's obligations pursuant to this Agreement will violate any of the provisions of the charter or by-laws of the Company or any U.S. Subsidiary as in effect on the date of the opinion;

                  (vi) to the knowledge of such counsel, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company as part of or under the Registration Statement;

                  (vii) to the knowledge of such counsel, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary or to which any of their respective property is subject of a character required to be disclosed in the Registration Statement which is not disclosed in the Prospectus;

                  (viii)except as will not have a Material Adverse Effect, to the knowledge of such counsel, each of the Company and its Subsidiaries has such Permits as are in all material respects, necessary to own, lease and operate their respective properties and to conduct their respective businesses in the manner described in the Prospectus; to the knowledge of such counsel, each of the Company and its Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus;

                  (ix) to the knowledge of such counsel, neither the issuance and sale of the Shares, nor the performance of the Company's obligations pursuant to this Agreement will (A) conflict with, result in a breach of, or constitute a default under the terms of any material indenture or other material agreement or instrument to which any Subsidiary is a party or bound, or constitute a default under, any statutes rule or regulation to which any Subsidiary is a party or by which any of them is bound, or to which any of the properties of any non-U.S. Subsidiary is subject, or any order of any court or governmental agency or body having jurisdiction over any non-U.S. Subsidiary or any of their properties, except as will not have a Material Adverse Effect, or (B) violate any of the provisions of the charter or by-laws of any non-U.S. Subsidiary as in effect on the date of the opinion; and

                  (x) the respective provisions of the employment agreements and the Pride Petroleum Services, Inc. Long-Term Incentive Plan described in the Company's proxy statement incorporated by reference into the Prospectus conform in all material respects to the respective descriptions thereof contained in such proxy statement.

            In addition, each of Baker & Botts, L.L.P. and Robert W. Randall shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel did not independently verify such information and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to the factual matters upon the statements of officers and other representatives of the Company and state officials and as to materiality to a large degree on officers and other representatives of the Company and your representatives) no facts came to such counsel's attention that led such counsel to believe that the Registration Statement (other than the financial statements, the notes thereto and the auditors' report thereon and other financial, numerical, statistical and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no belief) as amended or supplemented, at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included or incorporated by reference therein, or omitted therefrom, as to which such counsel need express no belief) as amended or supplemented, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            The opinion of McGlinchey Stafford shall be limited to the laws of the State of Louisiana. The opinion of Baker & Botts, L.L.P. shall be limited to the laws of the United States and the laws of the State of New York and the State of Texas. The opinion of Robert W. Randall shall be limited to the laws of the United States, the laws of the State of Texas, and the corporate law of the State of Delaware. The opinion of each foreign counsel shall be limited to the laws of the jurisdiction in which the Foreign Subsidiary with respect to which such opinion is given is organized.

            (j) You shall have received on the Closing Date an opinion, dated the Closing Date, of Vinson & Elkins L.L.P., counsel for the Underwriters, in form and substance reasonably satisfactory to you.

            (k) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., and Ernst & Young, L.L.P., independent public accountants and any other independent public accountants deemed necessary by counsel for the Underwriters, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (l) The Company shall have delivered to you the agreements specified in Section 3 hereof.

            (m) Prior to the Closing Date, the Company shall have furnished to you or caused to be furnished to you such further information, certificates and documents as you may reasonably request.

            (n) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            (o) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, nor shall any such organization have advised the Company or the Underwriters, that (i) it is downgrading its rating assigned to any class of securities of the Company or (ii) it is reviewing any such rating with a view to possible downgrading, or with negative implications, or direction not determined.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

      11. DEFAULTS AND TERMINATION. This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus,
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus,
(iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any

Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

      The indemnity and contribution provisions and the other agreements, representations and warranties set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Company or the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

      If this Agreement shall be terminated by the Underwriters pursuant to clause (i) or (viii) of the second paragraph of this Section 11 as a result of any act or omission of the Company or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it agrees to pay pursuant to
Section 7 hereof.

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Subsidiaries, the Underwriters, any indemnified party referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

      12. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to it at 1500 City West Boulevard, Suite 400, Houston, Texas 77042, Attention: Robert W. Randall, with a copy to Baker & Botts, L.L.P., at 3000 One Shell Plaza, Houston, Texas 71002, Attention: L. Proctor Thomas, Esq., (b) if to any Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005,

Attention: Syndicate Department and, in each case, with a copy to Vinson & Elkins L.L.P., 1001 Fannin, Suite 2300, Houston, Texas 77002, Attention: T. Mark Kelly, or in any case to such other address as the person to be notified may have requested in writing.

      13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

      This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                   Very truly yours,

                                   PRIDE PETROLEUM SERVICES, INC.


                                   By: /s/   EARL MCNIEL
                                       Name: Earl McNiel
                                       Title:Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the Date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

By: /s/   C. MITCHELL COX
    Name: C. Mitchell Cox
    Title:Vice President

                                  SCHEDULE I

                                                   FIRM SHARES
                                                   -----------
Donaldson, Lufkin & Jenrette
  Securities Corporation                           2,020,000

Jefferies & Company, Inc.                          1,212,000

Robert W. Baird & Co. Incorporated                   202,000

Morgan Keegan & Company, Inc.                        202,000

Simmons & Company International                      202,000

Southcoast Capital Corporation                       202,000


Hanifen, Imhoff Inc.                                  65,000

Johnson Rice & Company L.L.C.                         65,000

Principal Financial Securities, Inc.                  65,000

Rauscher Pierce Refsnes, Inc.                         65,000
                                                   ---------
             Total                                 4,300,000